SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported):  December 28, 2001



                               AMNIS SYSTEMS INC.
              (Exact name of registrant as specified in its charter)

                                    Delaware
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)

                                    000-29645
                             ----------------------
                            (Commission File Number)

                                   94-3402831
                       ----------------------------------
                      (IRS Employer Identification Number)

                3450 Hillview Avenue, Palo Alto, California 94304
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (650) 855-0200
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              (Registrant's telephone Number, including area code)


           -----------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.


Financing Transaction
---------------------

     On December 28, 2001, we entered into a Securities Purchase Agreement pursuant to which we issued and sold a 12% two-year Secured Convertible Debenture in the principal amount of $500,000, Investment Options for the purchase up to $500,000 of our common stock, and Warrants exercisable for up to 1,000,000 shares of our common stock in a private financing arranged by Bristol DLP, LLC. The Securities Purchase Agreement further provides for the issuance and sale of an additional 12% two-year Secured Convertible Debenture in the principal amount of $500,000 and Investment Options for the purchase of up to $500,000 of our common stock. The Debentures are convertible at the holder's option at any time into shares of our Common Stock at the lesser of a 30% premium to the average of the lowest three trading prices of our shares during the 20 trading day period ending one trading day prior to the date of conversion, or $0.385 per share.

     We may prepay all outstanding Debentures at any time after their issuance on ten trading days prior written notice to the holders of the Debentures. We have agreed to register the resale of the common stock that would be issued upon conversion of the Debentures and exercise of the Investment Options and Warrants. The proceeds of the financing will be used for general corporate purposes.

     Further and more detailed information with respect to this transaction is set forth in the Securities Purchase Agreement, the Registration Rights Agreement, the Security Agreement, the form of Secured Convertible Debenture and the form of Warrant, each of which is filed as an exhibit to this report and incorporated into this report by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (C)     EXHIBITS.

     4.01 Form of Secured Convertible Debentures issued pursuant to the Securities Purchase Agreement.

     4.02     Form of Warrant issued pursuant to the Securities Purchase
Agreement.

     10.01 Securities Purchase Agreement, dated as of December 28, 2001, by and among Amnis Systems Inc. and Bristol Investment Fund, Ltd.

     10.02 Registration Rights Agreement, dated as of December 28, 2001, by and among Amnis Systems Inc. and Bristol Investment Fund, Ltd.

     10.03 Security Agreement, dated as of December 28, 2001, by and among Amnis Systems Inc. and Bristol Investment Fund, Ltd.

     99.1     Press Release of Amnis Systems Inc. dated January 7, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned.

Date:  January 14, 2002                 AMNIS SYSTEMS INC.

                                        By:  /s/  Michael A. Liccardo
                                           --------------------------
                                           Michael A. Liccardo
                                           President and Chief Executive Officer



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